Supplement dated May 30, 2025
to the following initial summary prospectus(es):
Nationwide Marathon VUL Ultra dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix: Underlying Mutual Funds Available Under the Policy, for the Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares, the value in the Current Expenses cell is deleted and replaced with the following: 0.88%
2. Effective May 1, 2025, in Appendix: Underlying Mutual Funds Available Under the Policy, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I, the value in the Current Expenses cell is deleted and replaced with the following: 0.77%
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